Exhibit 77(q)(1)


                                    EXHIBITS

(a) Form of Articles of Amendment to the Registrant's  Articles of Incorporation
- filed as an exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on February 27, 2002 and incorporated herein by reference.

(b) The text of the Fund's new investment strategy is incorporated by reference to prospectus disclosure contained in Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on February 27, 2002.